UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                         Date of Report - April 28, 2004



                              CH ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)



NEW YORK                        0-30512                              14-1804460
----------------           -------------------                ------------------
State or other           (Commission File Number)                  (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                           Number)

284 South Avenue, Poughkeepsie, New York                          12601-4879
----------------------------------------                      ----------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (845) 452-2000

Item 5       Other Events.
------       ------------

             On April 27, 2004, the Board of Directors of CH Energy Group, Inc. elected Steven V. Lant as its new Chairman of the Board. Mr. Lant, who will also continue as President and Chief Executive Officer of CH Energy Group, Inc., joined Central Hudson Gas & Electric Corporation in 1980 as a financial analyst and was elected to its Board of Directors in 2002. The former Executive Chairman of the Board, Paul J. Ganci, will retire as an employee of CH Energy Group, Inc. on April 30, 2004. Mr. Ganci will remain on the firm's Board of Directors, serving a term that expires in 2006.


     A copy of the press release is being filed with this report as Exhibit 99.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CH ENERGY GROUP, INC.
                                                  (Registrant)


                                     By:           /s/  Donna S. Doyle
                                        ----------------------------------------
                                                     DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated:    April 28, 2004

                                                             Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                         Exhibit Description

     99          Press Release of CH Energy Group, Inc., issued April 27, 2004.*

* filed herewith

                                                                  April 27, 2004

For Release:      Immediately
Contact: Denise D. VanBuren, (845) 471-8323

            CH Energy Group Conducts Annual Meeting of Shareholders
         Paul J. Ganci Retires; Board Elects Steven V. Lant its Chairman

     (Poughkeepsie, NY) CH Energy Group, Inc. (NYSE: CHG) is financially sound, customer-focused, led by a strong management team, and prepared to take full advantage of investment opportunities to grow shareholder value. That's the message Company leaders delivered to their shareholders, who gathered today to conduct their 76th Annual Meeting of the Poughkeepsie-based energy firm that serves more than 440,000 customers in nine states.

     Shareholders re-elected three members to the Board: Edward F.X. Gallagher of Newburgh; Steven V. Lant of Poughkeepsie; and Jeffrey D. Tranen of New York City.

     Executive Chairman of the Board Paul J. Ganci, who will retire April 30 following nearly 50 years of service, noted that during his five-year chairmanship - a time when the electric industry experienced severe financial stress - total return to his Company's shareholders was 80 percent, and that service reliability, productivity, and customer satisfaction also increased.

     "We have met and, in most instances, exceeded the commitments we made to you, our shareholders, and to our customers. We have created substantial financial resources to invest in the future. Our cultural transformation from a staid, regulated utility to an energetic, high-performance management team gives me great confidence in the future," Ganci said. "We are well positioned and prepared to engage any challenge and seize any opportunity."

     Ganci, who joined the utility in 1956 as the recipient of its Engineering Scholarship, will remain on the firm's Board of Directors, serving a term that expires in 2006. Following the meeting, the Board elected Lant as its new Chairman. Lant, who will also continue as President and Chief Executive Officer of CH Energy Group, Inc., joined Central Hudson Gas & Electric Corporation in 1980 as a financial analyst and was elected to its Board of Directors in 2002.

     Lant provided shareholders with a comprehensive update on 2003 operational issues for all business units, and then discussed the Company's plans to further improve service, sales and productivity. He told shareholders that redeploying the $100 million resulting from the sale of the utility's power plants as part of deregulation remains the greatest challenge.

     "However, we're confident that more assets may become available for purchase in 2004. In addition, we see opportunities to invest in the electric and natural gas transmission systems in our Central Hudson franchise area, and fully expect that such investments will benefit customers and shareholders alike," Lant said.

     "In summary, we're pleased with both our progress and our position. We are financially strong and we serve growing markets. We have access to low-cost capital and we have proven that we can act quickly to seize opportunities," he said, adding that, "We have a strong management team in place, and we're excited about our 2004 initiatives to increase productivity and make investments in order to grow earnings."

                                      # # #

About CH Energy Group

     With more than 440,000 customers, CH Energy Group, Inc. is a family of companies seizing new opportunities in the energy marketplace through two primary subsidiaries: Central Hudson Gas & Electric is a regulated transmission and distribution utility serving approximately 355,000 customers in eight counties of New York state's Mid-Hudson River Valley, and delivering natural gas and electricity in a 2,600-square-mile service territory that extends from the suburbs of metropolitan New York City north to the Capital District at Albany. Central Hudson Enterprises Corporation (CHEC) includes business units delivering energy and related services to nearly 85,000 customers in eight states and the District of Columbia. Its regional footprint stretches from Connecticut to the Washington, D.C. area.

Forward-Looking Statements

     Statements included in this news release, including its Appendix and the documents incorporated by reference which are not historical in nature, are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words including "anticipates," "believes," "projects," "intends," "estimates," "expects," "plans," "assumes," "seeks," and similar expressions. Forward-looking statements including, without limitation, those relating to Registrants' future business prospects, revenues, proceeds, working capital, liquidity, income and margins, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors including those identified from time to time in the forward-looking statements. Those factors include, but are not limited to: weather; energy supply and demand; fuel prices; interest rates; potential future acquisitions; developments in the legislative, regulatory and competitive environment; market risks; electric and gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief; changes in fuel supply or costs; the success of strategies to satisfy electricity requirements now that Central Hudson's major electric generation assets have been sold; future market prices for energy, capacity, and ancillary services; the outcome of pending litigation and certain environmental matters, particularly the status of inactive hazardous waste disposal sites and waste site remediation requirements; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. Registrants undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.